SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

August 16, 2007

AMERICAN RACING CAPITAL, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	0-29057	87-0631750
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9880 Via Parsar, Suite A, San Diego, CA	92126
(Address of principal executive offices)	(Zip code)
(800) 230-7132
Registrant’s telephone number, including area code:

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreement,

On July 25, 2006, American Racing Capital, Inc. (the “Registrant”) entered into a Securities Purchase Agreement (the “SPA”) with AJW Capital Partners, LLC, AJW Offshore, Ltd., AJW Qualified Partners, LLC and New Millennium Capital Partners II, LLC (the “Investors”) whereby the Investors would purchase an aggregate of (a) Two Million Dollars ($2,000,000) in Callable Secured Convertible Notes (the “Notes”) and (b) warrants to purchase Ten Million (10,000,000) shares of the Registrant’s common stock (the “Warrants”), of which Seven Hundred Thousand Dollars ($700,000) worth of the Notes and all of the Warrants were purchased on July 25, 2007, Six Hundred Thousand Dollars ($600,000) worth of the Notes were purchased on September 12, 2006 and the remaining Seven Hundred Thousand Dollars ($700,000) worth of the Notes were purchased on August 16, 2007 upon the effectiveness of that certain Registration Statement on Form SB-2 (Registration Number 333-142381) originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 26, 2007 (the “Registration Statement”). A copy of the SPA and all related transaction documents have been attached as Exhibits to the Registrant’s Current Report on Form 8-K as filed with the SEC on August 4, 2006.

Item 2.03. Creation of a Direct Financial Obligations or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The Notes referenced in Item 1.01 above are a debt obligation arising other than in the ordinary course of business which constitutes a direct financial obligation of us.

Item 3.02. Unregistered Sale of Equity Securities.

The Notes and Warrants referenced in Item 1.01 above were offered and sold to the Investors in a private placement transaction in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 of Regulation D promulgated thereunder. Each of the Investors is an accredited investor as defined in Rule 501 of Regulation D.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Not applicable.

(d) Exhibit No. Description:

Exhibit	Description	Location
4.1	Securities Purchase Agreement, dated July 25, 2006, by and among the Registrant and the Investors	Incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K as filed with the SEC on August 4, 2006
4.2	Form of Callable Convertible Secured Note, issued by the Registrant to the Investors	Incorporated by reference to Exhibit 4.2 to the Registrant’s Current Report on Form 8-K as filed with the SEC on August 4, 2006

Exhibit	Description	Location
4.3	Form of Stock Purchase Warrant, issued by the Registrant to the Investors	Incorporated by reference to Exhibit 4.3 to the Registrant’s Current Report on Form 8-K as filed with the SEC on August 4, 2006
4.4	Registration Rights Agreement, dated July 25, 2006, by and among the Registrant and the Investors	Incorporated by reference to Exhibit 4.4 to the Registrant’s Current Report on Form 8-K as filed with the SEC on August 4, 2006
4.5	Security Agreement, dated July 25, 2006, by and among the Registrant and the Investors	Incorporated by reference to Exhibit 4.5 to the Registrant’s Current Report on Form 8-K as filed with the SEC on August 4, 2006
4.6	Intellectual Property Security Agreement, dated July 25, 2006, by and among the Registrant and the Investors	Incorporated by reference to Exhibit 4.6 to the Registrant’s Current Report on Form 8-K as filed with the SEC on August 4, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 23, 2007		AMERICAN RACING CAPITAL, INC.

	By:	/s/ A. Robert Koveleski
	Name:	A. Robert Koveleski
	Title:	President & Chief Executive Officer